EXHIBIT 10.1

ADEX MEDIA, INC.

ADEX MEDIA, INC. EMPLOYEE STOCK OPTION PLAN

STOCK OPTION AGREEMENT

Unless otherwise defined herein, the terms defined in the First Amended and Restated Adex Media, Inc. Employee Stock Option Plan (the “Plan”) shall have the same defined meanings in this Stock Option Agreement (the “Option Agreement”).

1.
Notice of Option Grant.  The undersigned (the “Optionee”) has been granted an Option to purchase Common Stock of the Company, subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Name of Optionee:
Address of Optionee:

Date of Grant:
Exercise Price Per Share:	$
Total Number of Shares Granted:	(the “Shares”)
Total Exercise Price:	$
Type of Option:
Incentive Stock Option
Nonstatutory Stock Option
Term/Expiration Date:

1.1.	Vesting Schedule: This Option shall be exercisable, in whole or in part, according to the following vesting schedule:

1.2.
Termination Period:  Except as otherwise provided herein, Optionee may not exercise this Option unless the Optionee, at the time he or she wishes to exercise the Option, is and has at all times since the Date of Grant been, an employee, officer, director, consultant, or advisor to the Company (an “Eligible Participant”).  If Optionee ceases to be an Eligible Participant for any reason other than Optionee’s death or Disability, this Option shall be exercisable for three months after Optionee ceases to provide services to the Company. Upon Optionee’s death or Disability, this Option may be exercised for six months after Optionee ceases to provide services to the Company. In no event may Optionee exercise this Option after the Term/Expiration Date as provided above.

2.	Agreement.

2.1.
Grant of Option. The Company hereby grants to the Optionee named in the above Notice of Option Grant (the “Optionee”), an option (the “Option”) to purchase the number of Shares set forth in the above Notice of Option Grant, at the exercise price per share set forth in the above Notice of Option Grant (the “Exercise Price”), and subject to the terms and conditions of the Plan, which is incorporated herein by reference.  In the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.  If designated in the above Notice of Option Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code.

2.2.	Exercise of Option.

(a)
Right to Exercise. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in the above Notice of Option Grant and with the applicable provisions of the Plan and this Option Agreement.

(b)
Method of Exercise. This Option shall be exercisable by delivery of an exercise notice in the form attached as EXHIBIT A (the “Exercise Notice”) which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as may be required by the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Shares with respect to which the Option is being exercised. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.  No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise complies with applicable laws.  Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

2.3.
Optionee’s Representations. In the event the Shares have not been registered under the Securities Act at the time this Option is exercised, the Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company his or her Investment Representation Statement in the form attached hereto as EXHIBIT B.

2.4.
Market Standoff. Each Optionee, if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act shall not sell or otherwise transfer any Shares of the Company during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act. Company may impose stop-transfer instructions with respect to securities subject to the foregoing restriction until the end of such 180-day period.

2.5.	Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:

(a)	cash or check;

(b)	consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or

(c)
surrender of other shares of Common Stock which, (i) in the case of Shares acquired from the Company, either directly or indirectly, have been owned by the Optionee for more than six months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the exercised shares.

2.6.
Restrictions on Exercise. This Option may not be exercised until such time as the Plan has been approved by the shareholders of the Company, or if the issuance of Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable law.

2.7.
Non-transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

2.8.
Term of Option. This Option may be exercised only within the term set out in the above Notice of Option Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

2.9.
Securities Law Compliance. Notwithstanding anything to the contrary contained herein, Optionee may not exercise the Option unless the Shares issuable upon such exercise are then registered under the Securities Act or, if such Shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. The exercise of Optionee’s Option must also comply with other applicable laws and regulations governing such Option, and Optionee may not exercise such Option if the Company determines that such exercise would not be in material compliance with such laws and regulations.

2.10.	Tax Obligations.

(a)
Withholding Taxes. Optionee agrees to make appropriate arrangements with the Company for the satisfaction of all federal, state, local and foreign income and employment tax withholding requirements applicable to the Option exercise. Optionee acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver Shares if such withholding amounts are not delivered at the time of exercise.

(b)
Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Optionee herein is an ISO, and if Optionee sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (1) the date two years after the Date of Grant, or (2) the date one year after the date of exercise, the Optionee shall immediately notify the Company in writing of such disposition. Optionee agrees that Optionee may be subject to income tax withholding by the Company on the compensation income recognized by the Optionee.

2.11.
Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws but not the choice of law rules of Delaware.

2.12.
NO GUARANTEE OF CONTINUED SERVICE. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

2.13.
Plan. Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Compensation Committee of the Board of Directors of the Company upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated below.

OPTIONEE	ADEX MEDIA, INC.

Signature	By:

Print name	Print name & title

Address:

EXHIBIT A

ADEX MEDIA, INC.

EMPLOYEE STOCK OPTION PLAN

STOCK OPTION EXERCISE AGREEMENT

TO:      Adex Media, Inc.
883 N. Shoreline Blvd., Suite A200
Mountain View, CA 94943

1.
Exercise of Option. Effective as of today, ______________, ____, the undersigned (“Optionee”) hereby elects to exercise Optionee’s option to purchase _________ shares of the Common Stock (the “Shares”) of Adex Media, Inc. (the “Company”) under and pursuant to the First Amended and Restated Adex Media, Inc. Employee Stock Option Plan (the “Plan”) and the Option Agreement dated _____________, ____ (the “Option Agreement”).

2.
Delivery of Payment. Optionee herewith delivers to the Company the full purchase price of the Shares, as set forth in the Option Agreement, and any and all withholding taxes due in connection with the exercise of the Option.

3.	Representations of Optionee. Optionee acknowledges that Optionee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4.
Rights as Shareholder. Until the issuance of the Shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. The Shares shall be issued to the Optionee as soon as practicable after the Option is exercised in accordance with the Option Agreement. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except for adjustments upon changes in capitalization, merger, or change in control, as provided in the Plan.

5.
Tax Consultation. Optionee understands that Optionee may suffer adverse tax consequences as a result of Optionee’s purchase or disposition of the Shares. Optionee is advised to seek consultation concerning the application of Section 83 of the Code to the Option and its exercise, and particularly the availability of an election under Section 83(b) in connection with the exercise of the Option. Optionee represents that Optionee has consulted with any tax consultants Optionee deems advisable in connection with the purchase or disposition of the shares and that Optionee is not relying on the Company for any tax advice or to make any tax election on Optionee’s behalf.

6.	Restrictive Legends and Stop-Transfer Orders.

6.1.
Legends. Optionee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed on any certificate(s) evidencing ownership of the Shares together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITH.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SHARES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER.  SUCH TRANSFER RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SECURITIES.

6.2.
Stop-Transfer Orders. Optionee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

6.3.
Right to Refuse Transfer. The Company shall not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Shares or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares shall have been so transferred.

7.
Market Standoff. Optionee, if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act of 1933, as amended (the “Securities Act”) shall not sell or otherwise transfer any Shares of the Company during the 180-day period following the effective date of a registration statement of the Company filed under the Securities Act. Company may impose stop-transfer instructions with respect to securities subject to the foregoing restriction until the end of such 180-day period. .

8.
Securities Law Compliance. Notwithstanding anything to the contrary contained herein, Optionee may not exercise the option unless the Shares issuable upon such exercise are then registered under the Securities Act or, if such Shares are not then so registered, the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act. The exercise of Optionee’s option must also comply with other applicable laws and regulations governing such option, and Optionee may not exercise such option if the Company determines that such exercise would not be in material compliance with such laws and regulations.

9.
Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Optionee and his or her heirs, executors, administrators, successors and assigns.

10.
Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Optionee or by the Company forthwith to the Company’s Board of Directors which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Board shall be final and binding on all parties.

11.	Governing Law. This Exercise Notice is governed by the internal substantive laws but not the choice of law rules, of Delaware.

12.
Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee.

Submitted by:	Accepted by:
OPTIONEE	ADEX MEDIA, INC.

Signature	By:

Print name	Print name & title

Address:

Date Received:

EXHIBIT B

ADEX MEDIA, INC. EMPLOYEE STOCK OPTION PLAN

INVESTMENT REPRESENTATION STATEMENT

PARTICIPANT:
COMPANY:	Adex Media, Inc.
SECURITY:	COMMON STOCK
SHARES:
DATE:

In connection with the purchase of the above-listed Securities, the undersigned Participant represents to the Company the following:

(a)
Participant is aware of the Company’s business affairs and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Securities. Participant is acquiring these Securities for investment for Participant’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act of 1933, as amended (the “Securities Act”).

(b)
Participant acknowledges and understands that the Securities constitute “restricted securities” under the Securities Act and have not been registered under the Securities Act in reliance on a specific exemption therefrom, which exemption depends on, among other things, the bona fide nature of Participant’s investment intent as expressed herein. In this connection, Participant understands that, in the view of the Securities and Exchange Commission, the statutory basis for such exemption may be unavailable if Participant’s representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future. Participant further understands that the Securities must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Participant further acknowledges and understands that the Company is under no obligation to register the Securities. Participant understands that the certificate evidencing the Securities will be imprinted with any legend required under applicable state securities laws.

(c)
Participant is familiar with the provisions of Rule 144 promulgated under the Securities Act, which, in substance, permits limited public resale of “restricted securities” acquired, directly or indirectly from the issuer thereof, in a non-public offering subject to the satisfaction of certain conditions.

(d)
Participant further understands that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that the Staff of the Securities and Exchange Commission has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rules 144 or 701 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk. Participant understands that no assurances can be given that any such other registration exemption will be available in such event.

DATE:____________________

   Signature of Participant:
_______________________________